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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 5, 2024
Date of Report (Date of earliest event reported)
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Penumbra, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par value $0.001 per share	PEN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)Penumbra, Inc. (“Penumbra” or the “Company”) held its Annual Meeting of Stockholders on June 5, 2024 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on April 12, 2024, the record date for the Annual Meeting, there were 38,757,817 shares of the Company’s common stock, par value $0.001 per share, outstanding and entitled to vote, and 35,255,367 of such shares were voted in person or by proxy at the Annual Meeting on the proposals described below.

(b)At the Annual Meeting, Penumbra’s stockholders voted on the following three proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2024. The number of votes cast with respect to each proposal was as indicated below:

1)
Election of Class III Directors. The following nominees were elected to serve as Class III directors until the Company’s 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal, based on the following results of voting:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Adam Elsesser	26,909,789	4,354,280	3,991,298
Harpreet Grewal	26,895,706	4,368,363	3,991,298

2)
Ratification of Selection of Independent Registered Public Accounting Firm. The selection of PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm for Penumbra for the fiscal year ending December 31, 2024 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,126,335	57,530	71,502	N/A

3)
Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s named executive officers was approved, on an advisory basis, based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,158,724	2,085,951	19,394	3,991,298

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENUMBRA, INC.

Date: June 7, 2024	By:	/s/ Johanna Roberts
Johanna Roberts
Executive Vice President, General Counsel and Secretary